Reed’s Inc. Investor Presentation

ROTH CONFERENCE 2018


NATURALLY BREWED
EXTRA GINGER BREW
ALL NATURAL JAMAICAN STYLE
GINGER BEER
REED'S
ZERO SUGAR ROOT BEER
NEW
ALL-NATURAL
VIRGIL'S
ZERO SUGAR
ROOT BEER

MARCH 2018

REED’S INC.

Forward Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, in addition to historical information. All statements that are not statements of historical fact, including those that relate to matters such as our industry, business strategy, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, liquidity, capital resources, future growth and other financial and operating information, are forward-looking statements. We may use the words "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "future," "target" and similar terms and phrases to identify forward-looking statements in this presentation.

The forward-looking statements contained in this presentation are based on management's current expectations and are subject to uncertainty and changes in circumstances. We cannot assure you that future developments affecting us will be those that we have anticipated. Actual results may differ materially from these expectations due to changes in global, regional or local political, economic, business, competitive, market, regulatory and other factors, many of which are beyond our control. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, our actual results may vary in material respects from those projected in these forward-looking statements. For further information regarding risks and uncertainties associated with our business, please refer to the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" sections of our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and our subsequent Quarterly Reports on Form 10-Q, copies of which may be obtained by visiting our website at http://reedsinc.com/.

Any forward-looking statement made by us in this presentation speaks only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Leading Brands in Fast Growing Categories

Reed's is the #1 Selling Ginger Beer*

Virgil's is the #1 All Natural Full Line Craft Soda**

Total CSDs continue to decline

-0.2%

Diet CSDs declining faster

-1.7%

Craft Sodas are growing

4%

Driven by Ginger Beer

16%

* Based on Spins MULO/Natural sales latest 52 weeks ended 1/28/18

** Not Aligned with Coca-Cola or Dr. Pepper Snapple, SPINS sales 52 weeks ending 1/28/18

Significant Value Creation Opportunity

- We now have the right board, the right team and the right partners to drive success
- Brand leadership positions in on-trend and growing beverage categories
  - Clear and defensible product superiority with strong macro consumer tailwinds
- Business transformation underway
  - New strategic focus on core brands, streamlined category and product line up
  - Improve margins through new supplier relationships and upgraded operations oversight
  - Reduced idle plant charges by moving from capital intensive production model to a more asset light sales and marketing focused model
- Increased consumer demand opportunity via Reed's and Virgil's brand refresh
  - New Zero Sugar product lines and the addition of convenient, higher margin can packaging
- Significant growth upside in terms of new distribution doors and increased sell through velocity via investment in sales and marketing
- Opportunity to significantly lower financing cost by reduced and restructured debt
  - Recently completed capital raise



Market Leading Natural Beverages


ORIGINAL GINGER BREW
ALL NATURAL JAMAICAN STYLE
GINGER BEER
REED'S
NATURALLY BREWED

Only Real & Natural Ingredients

We use only Fresh Organic Ginger Root
Real Fruits & Spices, Cane Sugar & Honey
NO Artificial Colors, Flavors or Preservatives

Over 500 million bottles sold since 1987


HANDCRAFTED ORANGE
ALL-NATURAL
VIRGIL'S
HANDCRAFTED
ORANGE
HANDCRAFTED BLACK CHERRY
ALL-NATURAL
VIRGIL'S

We Are Simply The Best

Brewed from Fresh Organic Peruvian Ginger


STRONGER GINGER BREW
GINGER BEER
REED'S

No other Ginger Beer compares!

No Artificial Flavors, No Artificial Ingredients,
No Artificial Coloring, No Preservatives
BREWED Directly from Roots, Herbs, Spices Fruits
25% Juice & Significant amounts of FRESH GINGER


Fresh Raw Ginger


Honey & Spices


Pineapple Juice


Sparkling Water


Lemons & Limes


Pure Cane Sugar

Virgil's Root Beer

Delicious and Made of The Highest Quality Natural Ingredients


HANDCRAFTED ROOT BEER
ALL-NATURAL
VIRGIL'S
HANDCRAFTED
ROOT BEER
12 FL OZ (355 ML)

All-Natural Ingredients:

Carbonated water	
Unbleached cane sugar	
Anise	(Spain)
Licorice	(France)
Vanilla (bourbon)	(Madagascar)
Cinnamon	(Ceylon)
Clove	(Indonesia)
Wintergreen	(China)
Sweet Birch	(Southern USA)
Molasses	(USA)
Nutmeg	(Indonesia)
Pimento Berry Oil	(Jamaica)
Balsam Oil	(Peru)
Cassia Oil	(China)

Typical Root Beer Ingredients:



Ingredients:
Carbonated Water
High Fructose Corn Syrup
Natural & **Artificial Flavors**
Caramel Color
Sodium Benzoate
(Preservative)
Citric Acid, Acacia

Broad Distribution Across Channels

Distributed in nearly 30,000 doors nationally

- The Fresh Market
- Costco Wholesale
- Target
- Walmart
- Fresh Thyme Farmers Market
- Trader Joe's
- Kroger
- Central Market H-E-B — Really Into Food
- DeCicco Family Markets — The Taste of Tradition — Since 1973
- Whole Foods Market
- Safeway
- Circle K
- Wegmans
- Total Wine & More
- Stop & Shop
- H-E-B
- Natural Grocers good4u
- Sprouts Farmers Market
- Earth Fare — Est 1975 — Healthy Food for Everyone
- CVS pharmacy
- Rite Aid
- Publix
- Spec's — Wines · Spirits · Finer Foods
- Bristol Farms
- BevMo!

Powerful Craft Soda Trends

On-Trend with Consumer Preferences

Craft soda segment underdeveloped vs. mainstream CSD

Moving to craft premium, bold flavors

Craft can revitalize declining CSD's

***$107 Billion Retail Beer Sales**


22%
78%
Craft
Mainstream

****$81 Billion Retail CSD Sales**


1%
99%
Craft
Mainstream

*Brewers Association 2016

**Beverage Digest 2016

Consumer trends that will drive continued accelerated growth for Ginger Beer and Craft Sodas

- **Authentic/Distinct Brands** – Broad, cross-generational appeal Boomers/Millennials gravitate to brands with founding authentic story, proprietary processes, unique packaging.
- **Affordable Indulgence** – Consumers indulging themselves with affordable everyday premium refreshment beverages.
- **Trading Up to Premium/Craft** – Strong growth in the craft soda and premium mixer segments. Consumers looking for small batch, handcrafted, higher quality, authentic bold flavors.
- **Craft Soda Category Under Developed** – Under-penetrated segment relative to other super-premium food/beverage categories such as craft beer, currently less than 1% of CSD category.


VIRGIL'S
ROOT BEER

Favorable Consumer Trends


REED'S
STRONGER GINGER BREW
The Ultimate Mule Mixer
EXTRA GINGER BREW
REED'S
ZERO SUGAR ROOT BEER
NEW
ALL-NATURAL
VIRGIL'S
ZERO SUGAR
ROOT BEER

Better-for-You/Healthier Products

- **Natural/Organic** are products growing ~10% a year and 4X-5X faster than mainstream counterparts.
- Consumers want **clean labels** with simple, natural ingredients without artificial colors, ingredients and preservatives.
- Consumers are looking for **beverages with function and ginger is a superfood with several health benefits**.
  - Studies have show that ginger helps with **digestion**, may reduce **nausea**, may fight the flu and common cold, may reduce muscle pain and soreness, its **anti-inflammatory** effects can help with osteoarthritis, may lower blood sugars and improve heart disease risk factors, may significantly reduce menstrual pain, may lower cholesterol levels, may improve brain function and protect against Alzheimer's disease.
- **Reduced Sugar** – Consumers moving away from high sugar beverages as well as **artificially sweetened** products for health reasons.
- Increased **Demand for Premium Mixed Drinks –** Premium alcohol and cocktail consumption is growing and demand for bold new mixed drinks such as Moscow Mule and the Dark N' Stormy are on the rise. Moscow Mule menu placements grew 60% in 2015*

*Source: New York Times, 7/18/16

Business Transformation and Value Creation Plan


New Leadership
New Strategic Focus
Optimized Business Model
Enhanced Capital Structure
Investment in Sales & Branding
Phase I
Phase I
Phase II


VIRGIL'S

New Leadership


New
Leadership

- New professional and experienced board, Chaired by John Bello SOBE/Izze beverage veteran
- New CEO and COO with deep beverage experience driving brand growth and profitability
- Leveraging Founder's product development skills in new role as CIO
- Added new sales, marketing and on-premise talent to the team, along with experienced marketing & PR agencies

Enhanced Board and Management Team

Management



Val Stalowir
Chief Executive Officer

- Reed's CEO and director since June 28, 2017
- Over 25 years of driving accelerated growth and building brands in the food & beverage industry for larger companies such as Quaker Oats, Coca-Cola and Yum! and emerging brands such as Boylan Bottling and Zola Acai
- Earned an MBA with Distinction from the University of Michigan and a BA in Economics and Art History from the College of William and Mary



Dan Miles
Chief Financial Officer

- CFO of Reed's since May 12, 2015
- Over 20 years in beverage CPG with companies such as Coors, Pepsi and CRM Software
- Current CPA & Former Ernst & Young auditor
- Earned Bachelor's degrees at the University of San Francisco and California State University Long Beach, and a Master's degree from USC in Taxation



Chris Reed
Chief Innovation Officer[1]

- Founded Reed's in 1987 and served as Chairman, President and CEO from 1991 through April 19, 2017
- Currently holds position of Chief Innovation Officer
- Worked as a chemical engineer prior to starting Reed's, Inc.
- Earned a B.S. in Chemical Engineering from Rensselaer Polytechnic Institute in Troy, NY



Stefan Freeman
Chief Operating Officer

- COO of Reed's since June 28, 2017
- Held senior leadership positions in Operations at The Coca-Cola Company, Dr. Pepper-Snapple Group and PepsiCo
- Earlier served as Director of Supply Chain at Dean Foods' Pacific Group
- Earned a B.S. in Mechanical Engineering from Tuskegee University



Neal Cohane
SVP of Sales

- SVP of Sales & Marketing of Reed's since March 2008
- Previously held various senior-level sales and executive positions for PepsiCo and was VP of Sales at SoBe Beverage
- Earlier served in various senior sales roles with The Coca-Cola Company
- Earned a B.S. degree in Business Administration from Merrimack College in North Andover, MA

Board of Directors



John Bello
Chairman of the Board

- Reed's director since November 29, 2016, Compensation and Operating Committee Chairs
- Venture Capital, as Managing Director at JoNa Ventures and as Principal and General Partner at Sherbrooke Capital
- Formerly Founder/CEO of SoBe and President of NFL Properties, the marketing arm of the NFL
- Earned a BA from Tufts and an MBA from Amos Tuck School at Dartmouth College



Lewis Jaffe
Director

- Reed's director since October 19, 2016, Governance Committee Chair
- Currently Executive in Residence and Clinical Faculty at Fred Kiesner Center for entrepreneurship, Loyola Marymount University
- Has served on the boards of Benihana, FitLife Brands and York Telecom
- Former Interim CEO & President of Oxford Media Inc.
- Graduate of the Stanford Business School and earned a B.S. Degree at LaSalle University



Dan Doherty
Director

- Reed's director since January 11, 2018
- Principal of Raptor/Harbor Reeds SPV LLC
- Principal of Eastern Real Estate
- Holds a Bachelor of Science honoris causa from Tufts University and serves as Vice Chair on the Tufts University Board of Trustees



Scott Grossman
Director

- Reed's director since September 29, 2017 and will serve on Compensation and Governance Committees
- Current Founder of Vindico Capital, 11+ years at Magnetar Capital, a $15BN multi-strategy alternative asset manager where he was a Senior PM
- Also held positions at Soros Fund Management and Merrill Lynch
- Earned an MBA from Stanford Graduate School of Business and a BA from Columbia University in Economics



James Bass
Director

- Reed's director since September 29, 2017, Chair Audit Committee
- Diversified management experience in the consumer products, high technology and entertainment industries
- Former CFO of Sony Interactive Entertainment America
- BBA in Accounting and Financial Management from Pace University; received a CPA certification in NY in 1977


VIRGIL'S
ROOT BEER

New Strategic Focus


New
Strategic
Focus

- Directing 100% of all resources to grow Reed's and Virgil's beverage brands
- Streamlined product categories and product line up by reducing SKUs from 111 to 28 and reduce working capital needs and operational efficiencies
  - In 2016 top 5 SKUs accounted for 31% of total sales
  - YTD 2017 top 5 SKUs accounted for 67% of total sales
- Focus on higher margin products and packages
  - Launching higher margin Virgil's Zero Line in cans in April

Optimized Business Model


Phase I
Optimized
Business
Model

- Shift from a capital intensive self-production model to an asset light sales and marketing driven business model
  - Plant sale process underway; currently negotiating terms with multiple bidders
- Negotiating new strategic co-packing partnerships on both coasts for bottles and cans
- OI and RC Moore relationships beginning to positively impact gross margins
- Identifying and negotiating improved COGS vendors

Enhanced Capital Structure


Phase I
Enhanced
Capital
Structure

- Completed recent capital raise to:
  - Enhance financial flexibility and reduce debt and interest rates
  - Pay down stretched payables and secure improved commercial terms
  - Targeting to pay down Capex loan and reduce and restructure current debt post plant sale process
  - Diligence underway on much improved market rate asset based working capital line proposal

Investment in Sales & Brands

Phase II


Investment
in Sales &
Branding

- Added marketing and sales resources to develop and execute sales driving brand building programs
- Open new retailer doors via added broker partners, invest in slotting and in-store trade programs
- Drive increased sell through velocity through digital pull and in-store programs, shippers, sampling, etc.
- Launching brand refresh on Reed's and Virgil's – packaging, website, social media platforms, etc.
- Launching new Zero Sugar product lines along with new can packaging
- Add licensed distributor partners to expand presence in the on-premise channel

Launching Zero Sugar in April

Phase II

Introduced at Natural Products Expo West Trade Show on March 9, 2018


ZERO SUGAR COLA
NEW
ALL-NATURAL
VIRGIL'S
ZERO SUGAR
COLA
12 FL OZ (355 ML)
ZERO SUGAR VANILLA CREAM
ZERO SUGAR ROOT BEER
ZERO SUGAR
ROOT BEER
12 FL OZ (355 ML)
ZERO SUGAR LEMON LIME
ZERO SUGAR
LEMON LIME
ZERO SUGAR BLACK CHERRY
ZERO SUGAR
BLACK CHERRY

Launching Zero Sugar in April

Phase II


NEW
ZERO SUGAR ROOT BEER
ZERO SUGAR VANILLA CREAM
ZERO SUGAR ORANGE
ZERO SUGAR BLACK CHERRY
ZERO SUGAR LEMON LIME
ZERO SUGAR COLA
BELIEVE THE UNBELIEVABLE!
ZERO CALORIES
ALL-NATURAL
GREAT TASTE

Full Line Virgil's Cans

Phase II


ZERO SUGAR ROOT BEER
ZERO SUGAR ORANGE
ZERO SUGAR LEMON LIME
ZERO SUGAR COLA
ZERO SUGAR BLACK CHERRY
ZERO SUGAR VANILLA CREAM
HANDCRAFTED ROOT BEER
HANDCRAFTED ORANGE
HANDCRAFTED LEMON LIME
HANDCRAFTED COLA
HANDCRAFTED BLACK CHERRY
HANDCRAFTED VANILLA CREAM

12 Pack Can Package

Phase II


NEW
ALL-NATURAL
VIRGIL'S
ZERO SUGAR
COLA
BELIEVE THE
UNBELIEVABLE!
ZERO CALORIES
ALL-NATURAL
GREAT TASTE
SO GOOD, YOU'LL SWEAR IT'S MADE IN HEAVEN
12 PER PACK
ZERO SUGAR COLA
0 CALORIES

Field Support

Phase II


NEW
ALL-NATURAL
VIRGIL'S
HANDCRAFTED SODAS
ZERO SUGAR
ZERO SUGAR LEMON LIME
ZERO SUGAR ORANGE
ZERO SUGAR ROOT BEER
ZERO SUGAR VANILLA CREAM
ZERO SUGAR BLACK CHERRY
ZERO SUGAR COLA
There's a certain indescribable feeling you get when you crack open a cold can of Virgil's Zero Sugar, and nothing else comes close. After years of meticulous experimentation, Virgil's has unlocked the secret to great taste with zero sugar using a proprietary blend of natural sweeteners. It may sound too good to be true, but take a sip and you'll believe the unbelievable! Choose from a variety of bold, complex flavors, and enjoy unparalleled refreshment that will put a smile on your face without adding a single calorie to the rest of you. So good, you'll swear it's made in heaven.
PACKAGING SPECS
UNIT QUANTITY DIMENSIONS WEIGHT T/HI
CAN 12 oz D 2.6" x H 4.5" — —
6-PACK 6 CANS L 7.86" x W 5.30" x H 4.5" — —
CASE FOUR 6-PACKS (24 CANS) L 15.75" x W 10.75" x H 4.5" 16 lbs —
PALLET 104 CASES — 1,672 lbs 8x13


NEW
ALL-NATURAL
VIRGIL'S
HANDCRAFTED SODAS
BELIEVE THE UNBELIEVABLE
ZERO CALORIES
ALL-NATURAL
GREAT TASTE
There's a certain indescribable feeling you get when you crack open a cold can of Virgil's Zero Sugar, and nothing else comes close. After years of meticulous experimentation, Virgil's has unlocked the secret to great taste with zero sugar using a proprietary blend of natural sweeteners. It may sound too good to be true, but take a sip and you'll believe the unbelievable! Choose from a variety of bold, complex flavors, and enjoy unparalleled refreshment that will put a smile on your face without adding a single calorie to the rest of you. So good, you'll swear it's made in heaven.
Mixed Shipper
Root Beer, Cola, Lemon Lime, Orange
DIMENSIONS: 22"W x 15"D x 43"H (57.5"H with Header)
FOOTPRINT: 2.3 sq. ft.
QUANTITY: 216 cans total (72 per shelf) 36 6-packs total (12 per shelf)
SO GOOD, YOU'LL SWEAR IT'S MADE IN HEAVEN
NEW ZERO SUGAR

Refreshed Virgil's Website

Phase II


Home - virgils
Twitter / Start
virgils.d92.brandcast.io
ALL-NATURAL
VIRGIL'S
We've been busy hand crafting our new Virgil's Zero Sugar line.
Tasting is believing! Come by our booth at Expo West. Booth #748 – Hall A
BELIEVE THE UNBELIEVABLE!
Introducing our handcrafted, zero-sugar sodas.
√ ZERO CALORIES √ ALL NATURAL √ GREAT TASTE
Press Release
ZERO SUGAR LEMON LIME
ZERO SUGAR ORANGE
ZERO SUGAR ROOT BEER
ZERO SUGAR VANILLA CREAM
ZERO SUGAR BLACK CHERRY
ZERO SUGAR COLA

www.virgils.com

Refreshed Virgil's Social Media

Phase II

https://www.instagram.com/drinkvirgils/


NEW
VIRGIL'S
ZERO SUGAR ROOT BEER
ZERO SUGAR VANILLA CREAM
ZERO SUGAR ORANGE
ZERO SUGAR BLACK CHERRY
ZERO SUGAR LEMON LIME
BELIEVE THE UNBELIEVABLE
Send your first Tweet


NEW
VIRGIL'S
ZERO SUGAR ROOT BEER
ZERO SUGAR VANILLA CREAM
ZERO SUGAR ORANGE
ZERO SUGAR BLACK CHERRY
ZERO SUGAR LEMON LIME
ZERO SUGAR COLA
BELIEVE THE UNBELIEVABLE
ZERO CALORIES
ALL-NATURAL
GREAT TASTE
Virgil's Handcrafted Sodas
@DrinkVirgils
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Drink Virgil's Virgil's is America's #1 selling independent, full line of natural sodas! Our handcrafted sodas help you make the better choice for you & your family.
www.virgils.com
POSTS
SAVED


Drink Virgil's

Consistent Sales Growth Through 2015


$10.5
$13.0
$15.3
$15.2
$20.4
$25.0
$30.0
$37.3
$43.4
$45.9
$42.5
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
May 2015
Operational Challenges &
Significant Out of Stocks

- Over-Invested in Production Capacity
- SKU & Category Proliferation
- Inferior Gross Margins and Operations
- Profit Suffered
- Debt Increased
- Sales Growth Suffered

In 2015 - Leadership and Business Model Pushed Beyond Capabilities

2017 - Business Transformation and Value Creation Plan Initiated

Forecast of Improvements Driven by Business Transformation

	Phase One	Phase Two
Net Sales	(10% -14%) Decline	Positive Growth
Gross Margin (includes idle plant)	16% - 20%	>30%
Operating Income (Excluding Impairments)	($5 - $6MM) Loss	Profitable
Financial Position	Weaker $2.5 – $3.0MM (Debt Service) 13-15% (Average Interest Rate)	Significantly Improved $1 – $1.5MM (Debt Service) 8-10% (Average Interest Rate)

Driving Growth

Phase II


ORIGINAL GINGER BREW
REED'S
EXTRA GINGER BREW
GINGER BEER
REED'S
STRONGER GINGER BREW
GINGER BEER
REED'S

Our transformation will drive:

- **Increased retail distribution in take-home and on-premise doors via increased programing, added sales resources and new broker partners**
- **Increased sell through velocity via improved marketing and in-store initiatives**
- **Increased volume and brand equity via launch of brand refresh, new Zero Sugar lines, new can package and expansion of natural fountain offering**

Significant Value Creation Opportunity

- We now have the right board, the right team and the right partners to drive success
- Brand leadership positions in on-trend and growing beverage categories
  - Clear and defensible product superiority with strong macro consumer tailwinds
- Business transformation underway
  - New strategic focus on core brands, streamlined category and product line up
  - Improve margins through new supplier relationships and upgraded operations oversight
  - Reduced idle plant charges by moving from capital intensive production model to a more asset light sales and marketing focused model
- Increased consumer demand opportunity via Reed's and Virgil's brand refresh
  - New Zero Sugar product lines and the addition of convenient, higher margin can packaging
- Significant growth upside in terms of new distribution doors and increased sell through velocity via investment in sales and marketing
- Opportunity to significantly lower financing cost by reduced and restructured debt
  - Recently completed capital raise


VIRGIL'S


VIRGIL'S
BELIEVE THE UNBELIEVABLE
NEW
VIRGIL'S
ROOT BEER

REED'S INC.

13000 S. Spring Street
LA, CA 90061
800-99-REEDS
www.reedsinc.com
NYSE American: REED